Exhibit 99.C1





                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statement No. 33-35377 of Redwood Empire Bancorp on Form S-8 of our report dated May 16, 2003, on the financial statements of the Redwood Empire Bancorp 401(k) Profit Sharing Plan, which is included in this Annual Report on Form 11-K for the year ended December 31, 2002.

                                       /s/ Crowe Chizek and Company LLC
                                       Crowe Chizek and Company LLC
South Bend, Indiana
June 25, 2003